                                                                   Exhibit 10.32

                             LETTER AMENDMENT NO. 1


                                         Dated as of November 18, 1997

To the banks, financial institutions
   and other institutional lenders
   (collectively, the "LENDERS") parties
   to the Credit Agreement referred to
   below, to Citicorp USA, Inc., as administrative agent, (the "ADMINISTRATIVE AGENT") for such Lenders and the other Secured Parties referred to therein, and to Citicorp Securities, Inc., Chase Securities, Inc.
   and BankBoston, N.A. as Co-Arrangers for the Facilities referred to therein.

Ladies and Gentlemen:

          We refer to the Credit Agreement dated as of October 28, 1997 (the "CREDIT AGREEMENT") among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.

          We hereby request that the Lenders agree to extend the date on which the Applicable Margin and the Applicable Percentage would increase if outstanding Term Advances are not prepaid and Term Commitments are not reduced with the application of Net Cash Proceeds from certain asset sales, which date is contained in the proviso of each of the definitions of "Applicable Margin" and "Applicable Percentage", from November 18, 1997 to December 4, 1997.

          The Lenders have indicated their willingness, on the terms and conditions stated below, to so agree. Accordingly, it is hereby agreed by the Lenders and us that Section 1.01 of the Credit Agreement is, effective as of the date of this Letter Amendment, amended by deleting the date "November 18, 1997" contained in the proviso of each of the definitions of "Applicable Margin" and "Applicable Percentage" set forth therein, and substituting therefor the date "December 4, 1997".

          This Letter Amendment shall become effective as of the date first above written when, and only when, on or before November 21, 1997 (or such later date as the Administrative Agent, the Borrowers and Holdings shall agree, but in any event on or before November 30, 1997) the Administrative Agent shall have received counterparts of this Letter Amendment executed by the undersigned and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Letter Amendment, and the consent attached hereto executed by each Loan Party (other than the Borrowers and Holdings). This Letter Amendment is subject to the provisions of
Section 9.01 of the Credit Agreement.

          On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

          The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Letter Amendment. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least one counterpart of this Letter Amendment via facsimile and at least five original counterparts of this Letter Amendment, in each case to the attention of Anna Dodson-Csuti, c/o Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022-6069, facsimile no. (212) 848-7179.

          This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.
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                                       3

          This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                    Very truly yours,


                                    FOX KIDS HOLDINGS, LLC, as Guarantor

                                    By:  Fox Kids Worldwide, Inc.,
                                         as its Managing Member

                                    By /s/ HAIM SABAN
                                       --------------------------------------
                                       Name:
                                       Title:


                                    FCN HOLDING, INC., as Borrower


                                    By /s/ JAY ITZKOWITZ
                                       --------------------------------------
                                       Name:
                                       Title:


                                    INTERNATIONAL FAMILY
                                    ENTERTAINMENT, INC., as Borrower


                                    By /s/ HAIM SABAN
                                       --------------------------------------
                                       Name:
                                       Title:


                                    SABAN ENTERTAINMENT, INC., as Borrower


                                    By /s/ HAIM SABAN
                                       --------------------------------------
                                       Name:
                                       Title:

Agreed by each of the following Lenders
as of the date first above written:


CITICORP USA, INC.


By /s/ JUDITH FISHLOW MINTER
   ----------------------------------
   Name: Judith Fishlow Minter
   Title: Attorney-in-Fact


BANKBOSTON, N.A.


By /s/ ROBERT F. MILORDI
   ----------------------------------
   Name: Robert F. Milordi
   Title: Managing Director


THE CHASE MANHATTAN BANK


By /s/ JOHN P. HALTMAIER
   ----------------------------------
   Name: John P. Haltmaier
   Title: Vice President


BANK OF AMERICA NT & SA


By /s/ CARL F. SALAS
   ----------------------------------
   Name: Carl F. Salas
   Title: Vice President


THE BANK OF NOVA SCOTIA



By /s/ Signed - Illegible Signature
   ----------------------------------
   Name:
   Title:

FLEET BANK, N.A.


By /s/ TANYA CROSSLEY
   ----------------------------------
   Name: Tanya M. Crossley
   Title: Vice President


THE INDUSTRIAL BANK OF JAPAN,
LIMITED, LOS ANGELES AGENCY



By /s/ STEVEN SALVOLDELLI
   ----------------------------------
   Name: Steven Savoldelli
   Title: Vice President


NATIONSBANK OF TEXAS, N.A.,



By /s/ DANIEL J. RABBITT
   ----------------------------------
   Name: Daniel J. Rabbitt
   Title: Vice President


TORONTO-DOMINION (TEXAS), INC.,



By /s/ FREDERIC B. HAWLEY
   ----------------------------------
   Name: Frederic Hawley
   Title: Vice President


SOCIETE GENERALE, NEW YORK BRANCH,


By /s/ ELAINE KHALIL
   ----------------------------------
   Name: Elaine Khalil
   Title: Vice President
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                                       6

THE BANK OF NEW YORK


By /s/ STEPHEN M. NETTLER
   ----------------------------------
   Name: Stephen M. Nettler
   Title: Assistant Vice President


BANQUE NATIONALE DE PARIS


By /s/ NUALA MARLEY
   ----------------------------------
   Name: Nuala Marley
   Title: Vice President


By /s/ BRIAN M. FOSTER
   ----------------------------------
   Name: Brian M. Foster
   Title: Vice President


THE MITSUBISHI TRUST AND BANKING
CORPORATION, LOS ANGELES AGENCY


By /s/ YASUSHI SATOMI
   ----------------------------------
   Name: Yasushi Satomi
   Title: Senior Vice President


THE SUMITOMO BANK, LIMITED


By /s/ Signed - Illegible Signature
   ----------------------------------
   Name:
   Title:


CRESTAR BANK


By /s/ J. ERIC MILLHAM/LBM
   ----------------------------------
   Name: J. Eric Millham
   Title: Vice President
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                                       7

THE DAI-ICHI KANGYO BANK, LIMITED


By /s/ NANCY STENGEL
   ----------------------------------
   Name: Nancy Stengel
   Title: AVP


THE FUJI BANK, LIMITED, LOS ANGELES AGENCY


By: /s/ MASAHITO FUKUDA
   ----------------------------------
 Name: Masahito Fukuda
 Title: Joint General Manager